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                                                                   EXHIBIT 10.11

                           INDEMNIFICATION AGREEMENT
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          AGREEMENT dated as of February   , 1997 by and among Computer
Generated Solutions, Inc., a Delaware corporation (the "Company"), and Philip Friedman and Victor Friedman (collectively, the "Selling Stockholders").

          WHEREAS, the Company has filed a registration statement (Registration Number 333-09297) on Form S-1, as amended (the "Registration Statement"), under the Securities Act of 1933, as amended (the "Securities Act"); and

          WHEREAS, the Selling Stockholders are selling certain shares of the Company's common stock (the "Common Stock") pursuant to such Registration Statement.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1.  Definitions.
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          (a) As used herein, the term "Underwriting Agreement" shall mean the
Underwriting Agreement to be entered into among the parties to this Agreement and Oppenheimer & Co., Inc. and Furman Selz LLC, as representatives of the several underwriters to be identified therein pertaining to the Registration Statement.

          (b) As used herein, all other capitalized terms, unless the context otherwise requires, shall have the meaning set forth in the Underwriting Agreement.

2.  Indemnification
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          (a) The Company hereby agrees to indemnify and holds harmless, to the fullest extent permitted by law, the Selling Stockholders from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or
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liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder, expressly for use therein.

          (b) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Selling Stockholder in respect of which indemnity may be sought pursuant to the preceding paragraph (a), such Selling Stockholder (the "Indemnified Person")
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shall promptly notify the Company (the "Indemnifying Person") in writing, and
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such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and such Indemnified Person shall have mutually agreed to the contrary, (ii) such Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to such Indemnified Person or
(iii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Selling Stockholders shall be designated in writing by the Selling Stockholders. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses incurred by counsel as contemplated by the third sentence of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding

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effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (c) If the indemnification provided for hereunder is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to herein, then the Indemnifying Person, in lieu of indemnifying such Indemnified Person hereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Selling Stockholders, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Selling Stockholders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Selling Stockholders, on the other hand, shall be deemed to be in the same respective proportion as the net proceeds from the offering (before deducting expenses) received by the Company and such Selling Stockholder, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company, on the one hand, and the Selling Stockholders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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          (d) Each of the Company and the Selling Stockholders agrees that it would not be just and equitable if contribution pursuant to this Section 2 were determined by pro rata allocation (even if the Company on the one hand, and the
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Selling Stockholders, on the other hand, were each treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2, in no event shall a Selling Stockholder be required to contribute any amount in excess of the amount by which the net proceeds received by it through the sale of its Shares to the Underwriters exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The remedies provided for hereunder are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

4.  Confirmation of Shares to be Sold.  Each Selling Stockholder agrees that the
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disclosure contained under "Principal and Selling Stockholders" in the Company's
Preliminary Prospectus dated February 14, 1997, correctly sets forth the number of shares of Common Stock that such Selling Stockholder has agreed to sell.

5.  Miscellaneous.
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          (a)  The indemnification and contribution agreements of the Company and the Selling Stockholders in this Agreement shall remain in full force and effect regardless of (i) any termination of the Underwriting Agreement, (ii) any investigation made by or on behalf of the Company, any Selling Stockholders, any Underwriter or any controlling person, and (iii) delivery of and payment for the Shares under the Underwriting Agreement.

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          (b)  Changes in or additions to this Agreement may be made, and compliance with any provision of this Agreement may be omitted or waived, only by a written instrument executed by the parties hereto.

          (c) No failure or delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

          (d) The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          (e) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (f) This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all previous agreements, negotiations, commitments and writings in respect of such subject matter.

          (g) This Agreement shall be binding upon and inure to each of the parties hereto and its respective successors and permitted assigns.

          (h) This Agreement shall be governed by the law of the State of New York, United States of America, without regard to its principles of conflict of laws.

          (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                         COMPUTER GENERATED SOLUTIONS, INC.

                         By:
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                            Name:
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                            Title:
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                         ----------------------------------
                         Philip Friedman

                         ----------------------------------
                         Victor Friedman

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